Exhibit (10)(l)(b)
                                                 ------------------


SOUTH JERSEY INDUSTRIES, INC.
DEFERRED COMPENSATION AGREEMENTS


        Pursuant to the instructions to Item 601 to Regulation S-K, the following schedule sets forth the materials details which differ in the Deferred Compensation Agreements, the form of which was filed as Exhibit (10)(j)(a) to the Company's Annual Report on Form 10-K for the year ended December 31, 1980, which exhibit is incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit
(10)(l)(a).


                                                                     AMOUNT
                                                                   PAYABLE IN
                                                    CONTRACTING    60 MONTHLY
      NAME                       TITLE                 PARTY      INSTALLMENTS
-------------------    -------------------------    -----------   ------------

C. Biscieglia          President                    Gas Company      $75,000

G. S. Levitt           Executive Vice President     Gas Company       75,000

S. A. Pignatelli       Vice President               Gas Company       75,000

W. M. Weis             Vice President               Gas Company       75,000

G. L. Baulig           Secretary                    Gas Company       75,000

W. J. Smethurst, Jr.   Vice President & Treasurer   Gas Company       75,000

J. J. Bodrog           Assistant Vice President     Industries        75,000
